MORGAN STANLEY DEAN WITTER GROWTH FUND
LETTER TO THE SHAREHOLDERS March 31, 1999

Two World Trade Center, New York, New York 10048


DEAR SHAREHOLDER:

During the twelve-month period ended March 31, 1999, the U.S. equity market experienced a significant degree of turbulence. The stock market initially rose 20 percent in an environment of declining inflation and interest rates, then fell nearly 20 percent as investors began to question whether the United States would be drawn into recession. Subsequently, the market rebounded more than 25 percent after short-term rates were cut and the economy strengthened. In the first quarter of 1999 the market continued to be buoyed by an unprecedented mix of low interest rates, robust earnings and a roaring U.S. economy.


PERFORMANCE

For the twelve-month period ended March 31, 1999, Morgan Stanley Dean Witter Growth Fund's Class B shares produced a total return of 16.32 percent, compared to 18.47 percent for the S&P 500 Composite Stock Price Index and 17.52 percent for the Lipper Growth Funds Index. For the same period, the Fund's Class A, C and D shares posted total returns of 16.87 percent, 15.90 percent and 17.02 percent, respectively. The performance of the Fund's four share classes varies because each class has different expenses. The accompanying chart illustrates the performance of the Fund compared to the S&P 500 and Lipper indexes.

According to Morgan Stanley Dean Witter Investment Management Inc., the Fund's subadvisor, the first half of the fiscal year was a difficult period for the Fund as market volatility and the late-summer correction severely affected the Fund's portfolio of growth stocks. However, as traditional growth stocks rallied strongly during the fourth quarter of 1998 and into 1999, there was a marked improvement in the Fund's performance. The Fund's technology, consumer staples and capital goods holdings positively affected its performance during the period, while its transportation and consumer-cyclical holdings hindered its performance and ultimately led to the Fund's underperforming its benchmark indexes.

MORGAN STANLEY DEAN WITTER GROWTH FUND
LETTER TO THE SHAREHOLDERS March 31, 1999, continued

Cisco, Microsoft, United Technologies and America Online were the Fund's strongest-performing stocks, while Cendant and Continental Airlines were among its weakest.


PORTFOLIO STRATEGY

The Fund seeks long-term growth of capital by investing in growth-oriented equity securities of medium- and large-capitalization corporations. On March 31, the portfolio was well diversified among 75 different securities. The portfolio contains a mix of classic growth stocks such as Microsoft, General Electric, Cisco Systems, Merck and Intel, as well as less traditional growth names like United Technologies, Tyco International and Clear Channel Communications. At March 31, the Fund's largest position was in Cisco Systems, which represented 6.0 percent of the portfolio. The Fund's ten largest holdings together accounted for 41.7 percent of its assets.

Although the focus of the Fund's investment strategy is company-oriented fundamental research, the sub-advisor's convictions at the security level may result in its being over- or underweighted in particular industry sectors. As a result of its holdings in Tyco International, United Technologies and General Electric, the Fund was overweighted in capital goods.

Tyco, one of the Fund's largest holdings, completed its acquisition of AMP following the close of the Fund's fiscal year. This acquisition should be a materially significant one that may provide a platform from which to make additional acquisitions. The integration of U.S. Surgical into Tyco is ahead of schedule. The Fund's sub-advisor believes that a combination of organic growth and strategic actions (further acquisitions as well as selective divestitures) should lead to significant earnings growth for the company.

United Technologies was one of the strongest contributors to Fund performance over the past year. Its management has now demonstrated an ability to consistently increase quarterly and annual earnings per share at 15 percent or more. Its earnings quality is high, cash flow strong and acquisitions now a focal point. With its acquisition of Sundstrand, the company has demonstrated an ability to make acquisitions that are both strategically appropriate and financially sound. Even with the stock's strong performance in 1998 and to date in 1999, the Fund's sub-advisor continues to believe that the stock remains attractive, selling at about 19 times year-2000 estimated earnings per share.

During the fiscal year, the Fund eliminated its Continental Airlines and Cendant holdings. Recently, the Fund also trimmed its Loews position. While the Loews is repurchasing stock, its CNA Insurance and Diamond Offshore holdings have been experiencing downward earnings revisions, and negative news on the tobacco litigation front has impaired the tobacco division.

MORGAN STANLEY DEAN WITTER GROWTH FUND
LETTER TO THE SHAREHOLDERS March 31, 1999, continued

LOOKING AHEAD

Morgan Stanley Dean Witter Investment Management Inc. continues to have confidence in the strength of large-capitalization growth stocks for the balance of 1999. Notwithstanding higher oil prices, inflation should remain in check. While GDP growth has been somewhat stronger than expected, concerns about emerging markets, parts of Europe and certain cyclical components of the U.S. economy should keep interest rates within a comfortable range.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is also the President and Chief Operating Officer of Asset Management of Morgan Stanley Dean Witter & Co., and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Fund's Investment Manager. He also serves as Chairman, Chief Executive Officer and Director of the Fund's distributor and transfer agent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Growth Fund and look forward to continuing to serve your investment needs and objectives.



Very truly yours,


/s/ Charles A. Fiemefreddo              /s/ Mitchell M. Merin

    CHARLES A. FIUMEFREDDO                  MITCHELL M. MERIN
    Chairman of the Board                   President

MORGAN STANLEY DEAN WITTER GROWTH FUND
FUND PERFORMANCE March 31, 1999

GROWTH OF $10,000 - CLASS B SHARES
($ in Thousands)

[GRAPHIC OMITTED]


    DATE                  TOTAL              S&P 500             LIPPER
May 29, 1992             $10,000             $10,000             $10,000
March 31, 1993           $11,260             $11,140             $11,158
March 31, 1994           $12,100             $11,303             $11,771
March 31, 1995           $12,110             $13,061             $12,807
March 31, 1996           $15,100             $17,250             $16,557
March 31, 1997           $16,354             $20,670             $18,551
March 31, 1998           $23,322             $30,584             $26,792
March 31, 1999           $27,130 (3)         $36,231             $31,486

                -FUND          -S&P 500 (4)        -LIPPER (5)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


                      CLASS B SHARES**
---------------------------------------------------------------
PERIOD ENDED 3/31/99
---------------------------
1 Year                            16.32%(1)        11.32%(2)
5 Years                           17.53%(1)        17.31%(2)
Since Inception (5/29/92)         15.72%(1)        15.72%(2)


                      CLASS C SHARES++
-------------------------------------------------------------
PERIOD ENDED 3/31/99
---------------------------
1 Year                            15.90%(1)        14.90%(2)
Since Inception (7/28/97)         17.70%(1)        17.70%(2)



                     CLASS A SHARES+
-------------------------------------------------------------
PERIOD ENDED 3/31/99
---------------------------
1 Year                            16.87%(1)        10.73%(2)
Since Inception (7/28/97)         18.61%(1)        14.85%(2)



                      CLASS D SHARES#
-------------------------------------------------------------
PERIOD ENDED 3/31/99
---------------------------
1 Year                            17.02%(1)
Since Inception (7/28/97)         18.86%(1)


-------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing value assuming a complete redemption on March 31, 1999.
(4) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Growth Funds Index is an equally-weighted performance index of the largest-qualifying funds (based on net assets) in the Lipper
    Growth Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
+   The maximum front-end sales charge for Class A is 5.25%.
++ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
#   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER GROWTH FUND
PORTFOLIO OF INVESTMENTS March 31, 1999




    NUMBER OF
      SHARES                                                        VALUE
-----------------                                            ------------------
                    COMMON STOCKS (97.5%)
                    Advertising (0.8%)
 87,100             Omnicom Group, Inc. ..................     $6,962,556
                                                             ------------
                    Aerospace (1.6%)
334,900             Gulfstream Aerospace Corp.* ..........     14,526,287
                                                             ------------
                    Beverages -- Non-Alcoholic (0.9%)
264,400             Coca-Cola Enterprises Inc. ...........      7,998,100
                                                             ------------
                    Books/Magazines (0.0%)
 11,100             Ziff-Davis Inc.* .....................        399,600
                                                             ------------
                    Broadcasting (4.7%)
191,011             CBS Corp. ............................      7,819,513
120,600             Chancellor Media Corp.* ..............      5,675,737
442,700             Clear Channel Communications,
                    Inc.* ................................     29,688,569
                                                             ------------
                                                               43,183,819
                                                             ------------
                    Building Materials/DIY Chains (3.7%)
545,400             Home Depot, Inc. .....................     33,951,150
                                                             ------------
                    Cable Television (2.3%)
172,300             AT&T Corp. -- Liberty Media
                    Group (Class A)* .....................      9,067,287
191,400             Comcast Corp. (Class A Special) ......     12,046,237
                                                             ------------
                                                               21,113,524
                                                             ------------
                    Computer Communications (6.0%)
505,888             Cisco Systems, Inc.* .................     55,426,354
                                                             ------------
                    Computer Hardware (0.3%)
 19,200             Sun Microsystems, Inc.* ..............      2,400,000
                                                             ------------
                    Computers Software (5.8%)
521,600             Microsoft Corp.* .....................     46,715,800
224,800             Novell, Inc.* ........................      5,662,150
 58,300             Oracle Corp.* ........................      1,537,662
                                                             ------------
                                                               53,915,612
                                                             ------------
                    Consumer/Business Services (1.9%)
  6,377             Berkshire Hathaway, Inc.
                    (Class B)* ...........................     14,992,327
107,500             Nielsen Media Research, Inc. .........      2,653,906
                                                             ------------
                                                               17,646,233
                                                             ------------
                    Discount Chains (3.3%)
154,400             Costco Companies, Inc.* ..............     14,137,250
172,500             Wal-Mart Stores, Inc. ................     15,902,344
                                                             ------------
                                                               30,039,594
                                                             ------------


    NUMBER OF
      SHARES                                                        VALUE
-----------------                                            ------------------
                    Diversified Financial Services (2.8%)
 94,800             American Express Co. .................    $11,139,000
151,500             Citigroup Inc. .......................      9,677,062
 72,800             Fannie Mae ...........................      5,041,400
                                                             ------------
                                                               25,857,462
                                                             ------------
                    Diversified Manufacturing (11.2%)
748,200             Tyco International Ltd. ..............     53,683,350
366,200             United Technologies Corp. ............     49,597,212
                                                             ------------
                                                              103,280,562
                                                             ------------
                    Drugstore Chains (0.4%)
125,000             Walgreen Co. .........................      3,531,250
                                                             ------------
                    Electric Utilities (0.3%)
 43,800             Montana Power Co. ....................      3,222,037
                                                             ------------
                    Food Chains (0.6%)
113,800             Safeway Inc.* ........................      5,839,362
                                                             ------------
                    Healthcare (0.3%)
 42,400             Amgen Inc.* ..........................      3,174,700
                                                             ------------
                    Internet Services (2.3%)
128,000             America Online, Inc.* ................     18,688,000
 15,500             At Home Corp. (Series A)* ............      2,438,344
  7,750             OneMain.com, Inc.* ...................        280,937
                                                             ------------
                                                               21,407,281
                                                             ------------
                    Investment Bankers/Brokers
                    Services (2.4%)
245,800             Merrill Lynch & Co., Inc. ............     21,737,938
                                                             ------------
                    Life Insurance (0.5%)
135,150             Reinsurance Group of America,
                    Inc. .................................      4,578,206
                                                             ------------
                    Major Banks (0.9%)
239,100             Bank of New York Co., Inc. ...........      8,592,656
                                                             ------------
                    Major Pharmaceuticals (10.8%)
 41,100             American Home Products Corp. .........      2,681,775
 88,300             Bristol-Myers Squibb Co. .............      5,678,794
196,100             Johnson & Johnson ....................     18,372,119
299,100             Lilly (Eli) & Co. ....................     25,386,113
192,400             Merck & Co., Inc. ....................     15,428,075
 54,200             Pfizer, Inc. .........................      7,520,250
 38,800             Pharmacia & Upjohn, Inc. .............      2,420,150
 64,400             Schering-Plough Corp. ................      3,562,125
285,300             Warner-Lambert Co. ...................     18,883,294
                                                             ------------
                                                               99,932,695
                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GROWTH FUND
PORTFOLIO OF INVESTMENTS March 31, 1999, continued




    NUMBER OF
      SHARES                                                        VALUE
-----------------                                            ------------------
                    Major U.S. Telecommunications (5.5%)
279,473             AT&T Corp. ...........................    $22,305,439
319,600             MCI WorldCom, Inc.* ..................     28,284,600
                                                             ------------
                                                               50,590,039
                                                             ------------
                    Media Conglomerates (3.2%)
368,900             Time Warner, Inc. ....................     26,214,956
103,500             Walt Disney Co. ......................      3,221,438
                                                             ------------
                                                               29,436,394
                                                             ------------
                    Medical Specialties (1.2%)
168,200             Bausch & Lomb, Inc. ..................     10,933,000
                                                             ------------
                    Military/Gov't/Technical (1.4%)
161,900             General Motors Corp. (Class H)* ......      8,165,831
360,100             Loral Space & Communications
                    Ltd.* ................................      5,198,944
                                                             ------------
                                                               13,364,775
                                                             ------------
                    Motor Vehicles (0.1%)
 12,400             Harley-Davidson, Inc. ................        713,000
                                                             ------------
                    Multi-Sector Companies (7.0%)
307,800             General Electric Co. .................     34,050,375
197,900             Loews Corp. ..........................     14,768,288
204,100             Textron, Inc. ........................     15,792,238
                                                             ------------
                                                               64,610,901
                                                             ------------
                    Office Equipment/Supplies (2.3%)
328,500             Pitney Bowes, Inc. ...................     20,941,875
                                                             ------------
                    Other Consumer Services (0.0%)
  6,700             Autobytel.com, Inc.* .................        279,725
                                                             ------------
                    Package Goods/Cosmetics (2.3%)
  8,700             Clorox Co. ...........................      1,019,531
204,800             Procter & Gamble Co. .................     20,057,600
                                                             ------------
                                                               21,077,131
                                                             ------------
                    Retail -- Specialty (3.4%)
 24,000             Abercrombie & Fitch Co.
                    (Class A)* ...........................      2,208,000
 79,700             Best Buy Co., Inc.* ..................      4,144,400
223,250             Gap, Inc. (The) ......................     15,027,516
 78,600             Intimate Brands, Inc. ................      3,782,625
 25,800             Office Depot, Inc.* ..................        949,763
160,650             Staples, Inc.* .......................      5,281,369
                                                             ------------
                                                               31,393,673
                                                             ------------
                    Semiconductors (4.8%)
130,000             Applied Materials, Inc.* .............      8,019,375
227,700             Intel Corp. ..........................     27,067,838
 41,500             Texas Instruments, Inc. ..............      4,118,875


    NUMBER OF
      SHARES                                                        VALUE
-----------------                                            ------------------
 46,200             Uniphase Corp.* ......................     $5,301,450
                                                             ------------
                                                               44,507,538
                                                             ------------
                    Specialty Foods/Candy (0.4%)
103,000             Keebler Foods Co.* ...................      3,759,500
                                                             ------------
                    Telecommunications Equipment (1.0%)
 14,500             American Tower Corp. (Class A)*               355,250
 11,500             EchoStar Communications Corp.
                    (Class A)* ...........................        935,813
 27,600             L-3 Communications Holdings,
                    Inc.* ................................      1,276,500
 58,000             Lucent Technologies Inc. .............      6,249,500
                                                             ------------
                                                                8,817,063
                                                             ------------
                    Tobacco (1.1%)
295,100             Philip Morris Companies, Inc. ........     10,383,831
                                                             ------------
                    Wholesale Distributor (0.0%)
  2,200             Valley Media, Inc.* ..................         49,775
                                                             ------------
                    TOTAL COMMON STOCKS
                    (Identified Cost $561,490,977) .......    899,575,198
                                                             ------------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
              SHORT-TERM INVESTMENT (2.6%)
              REPURCHASE AGREEMENT
$23,564       The Bank of New York 4.875%
              due 04/01/99 (dated 03/31/99;
              proceeds $23,566,866) (a)
              (Identified Cost $23,563,676) ..........     23,563,676
                                                         ------------


TOTAL INVESTMENTS
(Identified Cost $585,054,653) (b) .....   100.1 %       923,138,874
LIABILITIES IN EXCESS OF OTHER
ASSETS .................................   (0.1)            (488,399)
                                           ----          -----------
NET ASSETS .............................   100.0 %      $922,650,475
                                           =======      ============

--------------------------------
 *            Non-income producing security.
(a) Collateralized by $23,583,461 U.S. Treasury Note 5.375% due 06/30/03 valued at $24,034,949 and $488 U.S. Treasury Note 4.75%
              due 11/15/08 valued at $478.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $341,872,121 and the aggregate gross unrealized depreciation is $3,787,900, resulting in net unrealized appreciation of $338,084,221.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GROWTH FUND
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999


ASSETS:
Investments in securities, at value
  (identified cost $585,054,653) ..................................    $923,138,874
Receivable for:
   Investments sold ...............................................      10,698,624
   Dividends ......................................................         639,510
   Shares of beneficial interest sold .............................         552,045
Prepaid expenses and other assets .................................         100,781
                                                                      -------------
   TOTAL ASSETS ...................................................     935,129,834
                                                                      -------------
LIABILITIES:
Payable for:
   Investments purchased ..........................................       9,629,665
   Shares of beneficial interest repurchased ......................       1,622,621
   Investment management fee ......................................         652,033
   Plan of distribution fee .......................................         505,543
Accrued expenses and other payables ...............................          69,497
                                                                      -------------
   TOTAL LIABILITIES ..............................................      12,479,359
                                                                      -------------
   NET ASSETS .....................................................    $922,650,475
                                                                      =============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................................    $536,181,165
Net unrealized appreciation .......................................     338,084,221
Accumulated undistributed net realized gain .......................      48,385,089
                                                                      -------------
   NET ASSETS .....................................................    $922,650,475
                                                                      =============
CLASS A SHARES:
Net Assets ........................................................      $4,986,965
Shares Outstanding (unlimited authorized, $.01 par value) .........         287,667
   NET ASSET VALUE PER SHARE ......................................          $17.34
                                                                             ======
   MAXIMUM OFFERING PRICE PER SHARE,
    (net asset value plus 5.54% of net asset value) ...............          $18.30
                                                                             ======
CLASS B SHARES:
Net Assets ........................................................    $913,059,814
Shares Outstanding (unlimited authorized, $.01 par value) .........      53,087,158
   NET ASSET VALUE PER SHARE ......................................          $17.20
                                                                             ======
CLASS C SHARES:
Net Assets ........................................................      $3,040,635
Shares Outstanding (unlimited authorized, $.01 par value) .........         177,942
   NET ASSET VALUE PER SHARE ......................................          $17.09
                                                                             ======
CLASS D SHARES:
Net Assets ........................................................      $1,563,061
Shares Outstanding (unlimited authorized, $.01 par value) .........          89,760
   NET ASSET VALUE PER SHARE ......................................         $17.41
                                                                            ======

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GROWTH FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended March 31, 1999


NET INVESTMENT LOSS:
INCOME
Dividends .........................................  $  6,793,206
Interest ..........................................       787,142
                                                     ------------
   TOTAL INCOME ...................................     7,580,348
                                                     ------------
EXPENSES
Investment management fee .........................     6,701,295
Plan of distribution fee (Class A shares) .........         5,426
Plan of distribution fee (Class B shares) .........     5,542,233
Plan of distribution fee (Class C shares) .........        17,578
Transfer agent fees and expenses ..................       840,143
Shareholder reports and notices ...................       158,979
Professional fees .................................        90,312
Registration fees .................................        68,921
Custodian fees ....................................        53,688
Trustees' fees and expenses .......................         4,991
Other .............................................        18,544
                                                     ------------
   TOTAL EXPENSES .................................    13,502,110
                                                     ------------
   NET INVESTMENT LOSS ............................    (5,921,762)
                                                     ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .................................    65,327,474
Net change in unrealized appreciation .............    66,753,835
                                                     ------------
   NET GAIN .......................................   132,081,309
                                                     ------------
NET INCREASE ......................................  $126,159,547
                                                     ============

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GROWTH FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                          FOR THE YEAR      FOR THE YEAR
                                                              ENDED             ENDED
                                                         MARCH 31, 1999    MARCH 31, 1998*
                                                        ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ..................................  $ (5,921,762)     $ (5,271,022)
Net realized gain ....................................    65,327,474       237,138,133
Net change in unrealized appreciation ................    66,753,835        58,221,456
                                                        ------------      ------------
  NET INCREASE .......................................   126,159,547       290,088,567
                                                        ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
NET REALIZED GAIN:
Class A shares .......................................       (57,063)          (85,555)
Class B shares .......................................   (17,822,626)     (285,764,089)
Class C shares .......................................       (45,433)          (72,388)
Class D shares .......................................          (527)       (4,322,077)
                                                        ------------      ------------
  TOTAL DISTRIBUTIONS ................................   (17,925,649)     (290,244,109)
                                                        ------------      ------------
Net increase (decrease) from transactions in shares of
  beneficial interest ................................   (79,774,586)      166,818,675
                                                        ------------      ------------
  NET INCREASE .......................................    28,459,312       166,663,133
NET ASSETS:
Beginning of period ..................................   894,191,163       727,528,030
                                                        ------------      ------------
  END OF PERIOD ......................................  $922,650,475      $894,191,163
                                                        ============      ============

---------------------
*   Class A, Class C and Class D shares were issued July 28, 1997.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1999



1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies. The Fund was organized as a Massachusetts business trust on January 31, 1992 and commenced operations on May 29, 1992. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price;
(2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Investment Management Inc. (the "Sub-Advisor") an affiliate of Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter

MORGAN STANLEY DEAN WITTER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1999, continued

at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.


C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.


D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.80% of the portion of daily net assets not exceeding $750 million; 0.75% of the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% of the portion of daily net assets in excess of $1.5 billion.

MORGAN STANLEY DEAN WITTER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1999, continued

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of

MORGAN STANLEY DEAN WITTER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1999, continued

the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $17,647,975 at March 31, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended March 31, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended March 31, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $654,998 and $1,212, respectively and received $44,487 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 1999 aggregated $938,242,024 and $1,051,178,852, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At March 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $4,000.

MORGAN STANLEY DEAN WITTER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1999, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                          FOR THE YEAR                       FOR THE YEAR
                                                             ENDED                              ENDED
                                                         MARCH 31, 1999                    MARCH 31, 1998*
                                               ---------------------------------- ----------------------------------
                                                    SHARES            AMOUNT           SHARES            AMOUNT
                                               ---------------- ----------------- ---------------- -----------------
CLASS A SHARES
Sold .......................................          331,535    $    5,195,083           37,956      $    633,209
Reinvestment of distributions ..............            3,781            56,150            5,054            77,016
Redeemed ...................................          (90,276)       (1,415,690)            (383)           (6,771)
                                                      -------    --------------           ------    --------------
Net increase -- Class A ....................          245,040         3,835,543           42,627           703,454
                                                      -------    --------------           ------    --------------
CLASS B SHARES
Sold .......................................        5,248,657        79,679,953        4,545,691        77,314,601
Reinvestment of distributions ..............        1,123,085        16,565,513       16,919,027       264,591,495
Redeemed ...................................      (12,346,663)     (183,588,963)     (10,620,556)     (180,817,478)
                                                  -----------    --------------      -----------    --------------
Net increase (decrease) -- Class B .........       (5,974,921)      (87,343,497)      10,844,162       161,088,618
                                                  -----------    --------------      -----------    --------------
CLASS C SHARES
Sold .......................................          173,035         2,597,416           32,145           541,605
Reinvestment of distributions ..............            2,985            43,796            4,683            71,691
Redeemed ...................................          (26,089)         (376,564)          (8,817)         (152,695)
                                                  -----------    --------------      -----------    --------------
Net increase -- Class C ....................          149,931         2,264,648           28,011           460,601
                                                  -----------    --------------      -----------    --------------
CLASS D SHARES
Sold .......................................           88,973         1,468,193        1,361,485        25,004,121
Reinvestment of distributions ..............               35               527              182             2,817
Redeemed ...................................               --                --       (1,360,915)      (20,440,936)
                                                  -----------    --------------      -----------    --------------
Net increase -- Class D ....................           89,008         1,468,720              752         4,566,002
                                                  -----------    --------------      -----------    --------------
Net increase (decrease) in Fund ............       (5,490,942)   $  (79,774,586)      10,915,552      $166,818,675
                                                  ===========    ==============      ===========    ==============

---------------
* For Class A, C and D shares, for the period July 28, 1997 (issue date) through March 31, 1998.


6. FEDERAL INCOME TAX STATUS

As of March 31, 1999, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $5,921,762.

MORGAN STANLEY DEAN WITTER GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                       FOR THE YEAR ENDED MARCH 31,
                                                --------------------------------------------------------------------------
                                                      1999 ++        1998 * ++        1997          1996          1995
                                                ------------------ ------------- ------------- ------------- -------------
CLASS B SHARES
SELECTED PER SHARE DATA :
Net asset value, beginning of period ..........         $15.12         $15.09       $15.09       $12.11       $12.10
                                                        ------         ------       ------       ------       ------
Income (loss) from investment operations:
 Net investment loss ..........................         (0.11)          (0.11)      (0.12)        (0.11)       (0.06)
 Net realized and unrealized gain .............          2.52            6.07        1.39          3.09         0.07
                                                        ------          -----       -----         ------      ------
Total income from investment operations .......          2.41            5.96        1.27          2.98         0.01
                                                        ------          ------      -----         ------      ------
Less distributions from net realized gain......         (0.33)          (5.93)      (1.27)           --           --
                                                        ------          ------      ------        ------      ------
Net asset value, end of period ................          $17.20        $15.12      $15.09        $15.09       $12.11
                                                         ======        ======      ======        ======       ======
TOTAL RETURN+ .................................          16.32 %        42.61 %      8.31 %       24.69 %       0.08 %
RATIOS TO AVERAGE NET ASSETS :
Expenses ......................................           1.60 %(1)      1.64 %      1.73 %        1.82 %       1.96 %
Net investment loss ...........................          (0.70)%(1)     (0.64)%     (0.75)%       (0.72)%      (0.48)%
SUPPLEMENTAL DATA :
Net assets, end of period, in thousands .......       $913,060       $893,111    $727,528      $767,170     $697,350
Portfolio turnover rate .......................            113 %           77 %        45 %          48 %         38 %

-------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GROWTH FUND
FINANCIAL HIGHLIGHTS, continued


                                                                             FOR THE PERIOD
                                                         FOR THE YEAR        JULY 28, 1997*
                                                             ENDED               THROUGH
                                                        MARCH 31, 1999       MARCH 31, 1998
                                                      ------------------   ------------------
CLASS A SHARES++
SELECTED PER SHARE DATA :
Net asset value, beginning of period ..............         $15.17               $17.58
                                                            ------               ------
Income (loss) from investment operations:
 Net investment loss ..............................         (0.05)               (0.04)
 Net realized and unrealized gain .................          2.55                 2.28
                                                            ------               ------
Total income from investment operations ...........          2.50                 2.24
                                                            ------               ------
 Less distributions from net realized gain.........         (0.33)               (4.65)
                                                            ------               ------
Net asset value, end of period ....................         $17.34               $15.17
                                                            ======               ======
TOTAL RETURN+ .....................................          16.87 %              13.84 %(1)
RATIOS TO AVERAGE NET ASSETS :
Expenses ..........................................           1.19 %(3)            1.33 %(2)
Net investment loss ...............................          (0.29)%(3)           (0.34)%(2)
SUPPLEMENTAL DATA :
Net assets, end of period, in thousands ...........         $4,987                $647
Portfolio turnover rate ...........................            113 %                77 %
CLASS C SHARES++
SELECTED PER SHARE DATA :
Net asset value, beginning of period ..............         $15.08               $17.58
                                                            ------               ------
Income (loss) from investment operations:
 Net investment loss ..............................          (0.16)               (0.11)
 Net realized and unrealized gain .................           2.50                 2.26
                                                            ------               ------
Total income from investment operations ...........           2.34                 2.15
                                                            ------               ------
 Less distributions from net realized gain.........          (0.33)               (4.65)
                                                            ------               ------
Net asset value, end of period ....................         $17.09               $15.08
                                                            ======               ======
TOTAL RETURN+ .....................................          15.90 %              13.33 %(1)
RATIOS TO AVERAGE NET ASSETS :
Expenses ..........................................           1.94 %(3)            2.02 %(2)
Net investment loss ...............................          (1.04)%(3)           (1.00)%(2)
SUPPLEMENTAL DATA :
Net assets, end of period, in thousands ...........         $3,041                $422
Portfolio turnover rate ...........................            113 %                77 %

--------------
 *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GROWTH FUND
FINANCIAL HIGHLIGHTS, continued


                                                                             FOR THE PERIOD
                                                         FOR THE YEAR        JULY 28, 1997*
                                                             ENDED               THROUGH
                                                        MARCH 31, 1999       MARCH 31, 1998
                                                      ------------------   ------------------
CLASS D SHARES++
SELECTED PER SHARE DATA :
Net asset value, beginning of period ..............         $15.21               $17.58
                                                            ------               ------
Income (loss) from investment operations:
 Net investment loss ..............................         (0.01)               (0.08)
 Net realized and unrealized gain .................          2.54                 2.36
                                                            ------               ------
Total income from investment operations ...........          2.53                 2.28
                                                            ------               ------
 Less distributions from net realized gain.........         (0.33)               (4.65)
                                                            ------               ------
Net asset value, end of period ....................         $17.41               $15.21
                                                            ======               ======
TOTAL RETURN+ .....................................          17.02 %              14.09 %(1)
RATIOS TO AVERAGE NET ASSETS :
Expenses ..........................................           0.94 %(3)            1.43 %(2)
Net investment loss ...............................          (0.04)%(3)          (0.78)%(2)
SUPPLEMENTAL DATA :
Net assets, end of period, in thousands ...........        $1,563                  $11
Portfolio turnover rate ...........................            113 %                77 %

--------------
 *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Growth Fund (the "Fund") at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
May 10, 1999


                      1999 FEDERAL TAX NOTICE (unaudited)

      During the year ended March 31, 1999, the Fund paid to shareholders $0.29 per share from long-term capital gains.

                 (This page has been left blank intentionally.)

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

SUB-ADVISOR

Morgan Stanley Dean Witter Investment Management Inc.



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.






MORGAN STANLEY
DEAN WITTER
GROWTH FUND

[GRAPHIC]

ANNUAL REPORT
March 31, 1999